                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 15, 1999



                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



       33-82064                                            36-3792182
(Commission File Number)                       (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1995-A Certificates") representing interests in the AFG Receivables Trust, 1995-A, was created. The 1995-A Certificates consist of three classes: the 6.15% Asset Backed Certificates, Class A; the 6.45% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-82064, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated November 12, 1995, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On June 15, 1999 a distribution was made to the holders of the 1995-A Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.


                                  EXHIBIT INDEX

                                                                           Sequentially
    Exhibit No.                     Description                           Numbered Page
    -----------                     -----------                           -------------
         20                Settlement Statement of the Trust for                4
                           the period ended May 31, 1999
                           and the related distributions made on
                           June 15, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 28, 1999                         AFG RECEIVABLES CORPORATION



                                              By /s/ Thomas R. Blend
                                                --------------------------------
                                                   Thomas R. Blend
                                                   Vice President and
                                                   Chief Financial Officer